Exhibit 10.23.8

EXECUTION COPY

OMNIBUS AMENDMENT AND WAIVER

This OMNIBUS AMENDMENT AND WAIVER, dated as of December 15, 2009 (this “Agreement”), is by and among:

(i) CARDINAL HEALTH FUNDING, LLC, a Nevada limited liability company (the “Seller”);

(ii) CARDINAL HEALTH 110, INC., a Delaware corporation (“CH-110”);

(iii) CARDINAL HEALTH 411, INC., an Ohio Corporation (“CH-411”);

(iv) GRIFFIN CAPITAL, LLC, a Nevada limited liability company (“Griffin”);

(v) CARDINAL HEALTH, INC., an Ohio corporation (the “Performance Guarantor” and, together with the Seller, CH-110, CH-411 and Griffin, the “Seller Parties” and each, a “Seller Party”);

(vi) RANGER FUNDING COMPANY LLC (“Ranger”), as a Conduit;

(vii) BANK OF AMERICA, N.A. (“BofA”), as the Related Financial Institution for Ranger and as the Managing Agent for Ranger’s Purchaser Group;

(viii) WINDMILL FUNDING CORPORATION (“Windmill”), as a Conduit;

(ix) THE ROYAL BANK OF SCOTLAND PLC (“RBS”), as the Related Financial Institution for Windmill and as the Managing Agent for Windmill’s Purchaser Group;

(x) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit;

(xi) CALYON NEW YORK BRANCH (“Calyon”), as the Related Financial Institution for Atlantic and as the Managing Agent for Atlantic’s Purchaser Group;

(xii) VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit; and

(xiii) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as the Related Financial Institution for Victory, as Managing Agent for Victory’s Purchaser Group and as the Agent (in such capacity, the “Agent”).

Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement (as defined below).

BACKGROUND

1. The Seller, Griffin, as Servicer, Ranger, BofA, RBS, Windmill, Atlantic, Calyon, Victory, BTMUNY and the Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of November 19, 2007 (as amended, supplemented and otherwise modified from time to time, the “Receivables Purchase Agreement”).

2. Griffin and the Seller, as buyer, are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of May 21, 2004 (as amended, supplemented and otherwise modified from time to time, the “Second Tier Agreement”).

3. CH-110, as seller, and Griffin, as buyer, are parties to that certain Second Amended and Restated Receivables Purchase and Sale Agreement, dated as of May 21, 2004 (as amended, supplemented and otherwise modified from time to time, the “CH-110 First Tier Agreement”).

4. CH-411, as seller, and Griffin, as buyer, are parties to that certain Receivables Purchase and Sale Agreement, dated as of June 20, 2007 (as amended, supplemented and otherwise modified from time to time, the “CH-411 First Tier Agreement”).

5. The Performance Guarantor has executed that certain Second Amended and Restated Performance Guaranty, dated as of June 20, 2007, in favor of the Seller and its successors and assigns (as amended, supplemented and otherwise modified from time to time, the “Performance Guaranty”).

6. One or more of the Seller Parties opened lock-boxes 15898 and 15986 (the “New Lock-Boxes”) with Bank of America, N.A., in Chicago, IL, in October and November of 2009, respectively, and have directed certain Obligors to make payments in respect of Receivables to one or more of the New Lock-Boxes. Prior to the date hereof, neither New Lock-Box was subject to a Collection Account Agreement, but one or more of the New Lock-Boxes was used by the Seller Parties to receive Collections. The events described in this paragraph 6 constitute breaches by the applicable Seller Parties of their respective obligations set forth in (i) Sections 7.1(j)(i) and 7.2(b) of the Receivables Purchase Agreement, (ii) Sections 4.1(i) and 4.2(b) of the Second Tier Agreement, (iii) Section 5.1(i) of each of the CH-110 First Tier Agreement and the CH-411 First Tier Agreement and (iv) the Performance Guaranty (such breaches, collectively but solely as described in this paragraph 6, the “Subject Breaches”).

7. The occurrence of the Subject Breaches constitutes and/or resulted in certain Termination Events under, and as defined in, the Second Tier Agreement, and certain Amortization Events under the Receivables Purchase Agreement (such Termination Events and Amortization Events, collectively, but solely to the extent occurring on or prior to the date hereof and resulting from the Subject Breaches, together with the Subject Breaches and any failure by appropriate Seller Party to notify the Agent of the occurrence thereof prior to the date hereof, the “Subject Events”).

8. On the terms and subject to the conditions set forth herein, (i) the Seller Parties have requested that the Agent, Conduits, Managing Agents and Financial Institutions waive the occurrence of the Subject Events, (ii) Griffin has requested that the Seller and the Agent (as Seller’s assignee) waive the Subject Events under the Second Tier Agreement, (iii) the Performance Guarantor has requested that the Seller and the Agent (as Seller’s assignee) waive the Subject Events under the Performance Guaranty and (iv) CH-110 and CH-411 have

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requested that Griffin, Seller (as Griffin’s assignee) and the Agent (as Seller’s assignee) waive the Subject Events under the CH-110 First Tier Agreement and the CH-411 First Tier Agreement.

9. Concurrently herewith, Bank of America, N.A., Griffin, the Seller and the Agent are entering into an amendment to the Bank of America, N.A. Collection Account Agreement in order to make the New Lock-Boxes subject thereto (such amendment, the “BofA Amendment”).

10. In connection with the foregoing, the parties hereto desire to amend the Receivables Purchase Agreement, the Second Tier Agreement, the CH-110 First Tier Agreement and the CH-411 First Tier Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Waiver; Limitations.

(a) Waivers. On the terms and subject to the conditions set forth herein (including, without limitation, the limitations set forth in clauses (b) through (c) below):

(i) the Agent, Conduits, Managing Agents and Financial Institutions hereby waive the occurrence of the Subject Events under the Receivables Purchase Agreement;

(ii) each of the Agent and the Seller hereby waives the occurrence of the Subject Events under the Second Tier Agreement;

(iii) each of the Agent and the Seller hereby waives the occurrence of the Subject Events under the Performance Guaranty; and

(iv) each of the Agent, Seller and Griffin hereby waives the occurrence of the Subject Events under the CH-110 First Tier Agreement and the CH-411 First Tier Agreement.

Each of the parties hereto consents to the waivers granted pursuant to this clause (a). Each of the parties granting a waiver pursuant to clause (i), (ii), (iii) or (iv) above, as applicable, is hereinafter referred to as a “Waiving Party”.

(b) General Limitations. Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Agreement, none of the Waiving Parties is now waiving, nor have any of them agreed to waive in the future, the breach of (or any rights and remedies related to the breach of) any provisions of any Transaction Document, other than as expressly set forth in clause (a) above. Without limiting the generality of the foregoing, none of the Waiving Parties is now waiving, nor have any of them agreed to waive in the future, any Termination Event (as defined under the Second Tier Agreement) or Amortization Event, in either case, occurring after the date hereof.

(c) No Waiver of Indemnification, Etc. Without limiting the generality of the foregoing and for the avoidance of doubt, none of the Waiving Parties is hereby waiving or

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releasing, nor have any of them agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from the Seller Parties or any Affiliate thereof under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from any Subject Event or otherwise.

SECTION 2. Amendments to the Transaction Documents.

(a) RIDER 6 of Exhibit A of each of the CH-110 First Tier Agreement and the CH-411 First Tier Agreement is amended to include the New Lock-Boxes.

(b) Exhibit III of the Second Tier Agreement is amended by replacing the phrase “See Exhibit IV to the Receivables Purchase Agreement” with “See the Collection Account Disclosure Letter”.

(c) The definition of “Collection Account Disclosure Letter” set forth in Exhibit I of the Receivables Purchase Agreement is amended by replacing the date “November 13, 2008” with “December 15, 2009”.

SECTION 3. Representations and Warranties.

On the date hereof, each Seller Party hereby represents and warrants (as to itself) that:

(a) after giving effect to this Agreement, the representations and warranties of such Person set forth in the Transaction Documents (as amended and/or waived hereby) to which it is a party are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(b) this Agreement constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

In addition, each of the Seller and Griffin hereby represents and warrants that, as of the date hereof and after giving effect to this Agreement, no Amortization Event or Potential Amortization Event has occurred and is continuing.

SECTION 4. Conditions to Effectiveness.

This Agreement shall become effective as of the date hereof upon satisfaction of all the following conditions precedent:

(a) receipt by the Agent of counterparts of this Agreement, duly executed by each of the parties hereto;

(b) receipt by the Agent of counterparts of the BofA Amendment, duly executed by each of the parties thereto; and

(c) receipt by the Agent of a duly executed copy of the Collection Account Disclosure Letter (as such term is amended hereby).

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SECTION 5. Expenses.

The Seller Parties, jointly and severally, agree to pay (or cause to be paid), all reasonable costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel) incurred by the Agent, Conduits, Managing Agents and Financial Institutions in connection with this Agreement, the transactions contemplated hereby and the Subject Events.

SECTION 6. Counterparts; Delivery.

This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7. Effect of Amendment; Ratification.

Except as specifically amended hereby, the Receivables Purchase Agreement and the other Transaction Documents are hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Agreement becomes effective, all references in the Transaction Documents to the Receivables Purchase Agreement, the Second Tier Agreement, the CH-110 First Tier Agreement, the CH-411 First Tier Agreement and the Performance Guaranty shall be deemed to be references to such agreements as amended and/or waived hereby. This Agreement shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of any Transaction Document other than as specifically set forth herein.

SECTION 8. GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 9. Section Headings.

The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or the other Transaction Documents or any provision hereof or thereof.

[Signatures pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CARDINAL HEALTH FUNDING, LLC

By: /s/ Lloyd Fort
Name: Lloyd Fort
Title: President

CARDINAL HEALTH 110, INC.

By: /s/ Jorge M. Gomez
Name: Jorge M. Gomez
Title: SVP, Treasurer

CARDINAL HEALTH 411, INC.

By: /s/ Jorge M. Gomez
Name: Jorge M. Gomez
Title: SVP, Treasurer

GRIFFIN CAPITAL, LLC

By: /s/ Lloyd Fort
Name: Lloyd Fort
Title: President

CARDINAL HEALTH, INC., as Performance Guarantor

By: /s/ Jorge M. Gomez
Name: Jorge M. Gomez
Title: SVP, Treasurer

December 2009 Omnibus

Amendment and Waiver

(Cardinal Health)

RANGER FUNDING COMPANY LLC,
as a Conduit

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

BANK OF AMERICA, N.A., as Related Financial Institution for Ranger

By: /s/ William Van Beek
Name: William Van Beek
Title: Principal

BANK OF AMERICA, N.A., as Managing Agent for Ranger’s Purchaser Group

By: /s/ William Van Beek
Name: William Van Beek
Title: Principal

December 2009 Omnibus

Amendment and Waiver

(Cardinal Health)

WINDMILL FUNDING CORPORATION,
as a Conduit

By: /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as Related Financial Institution for Windmill

By:	RBS Securities Inc., as agent

By: /s/ David Viney
Name: David Viney
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC,
as Managing Agent for Windmill’s Purchaser Group

By:	RBS Securities Inc., as agent

By: /s/ David Viney
Name: David Viney
Title: Managing Director

December 2009 Omnibus

Amendment and Waiver

(Cardinal Health)

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

CALYON NEW YORK BRANCH, as Related Financial Institution for Atlantic

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

CALYON NEW YORK BRANCH, as Managing Agent for Atlantic’s Purchaser Group

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

December 2009 Omnibus

Amendment and Waiver

(Cardinal Health)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Related Financial Institution for Victory

By: /s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Managing Agent for Victory’s Purchaser Group

By: /s/ Aditya Reddy
Name: Aditya Reddy
Title: VP & Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Agent

By: /s/ Aditya Reddy
Name: Aditya Reddy
Title: VP & Manager

December 2009 Omnibus

Amendment and Waiver

(Cardinal Health)